                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                        -------------------------------

                                   FORM 8-K

                        -------------------------------

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


           June 10, 1999                                 0-27556
-----------------------------------         --------------------------------
     (Date of earliest report)                   (Commission File Number)


                          NETWORK EVENT THEATER, INC.
            (Exact name of registrant as specified in its charter)


              Delaware                                 3864111
-----------------------------------         --------------------------------
   (State or other jurisdiction                    (I.R.S. Employer
 of incorporation or organization)               Identification Number)




                  529 Fifth Avenue, New York, New York 10017
        --------------------------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)



                                (212) 622-7300
        --------------------------------------------------------------
             (Registrant's telephone number, including area code)


                                Not Applicable
        --------------------------------------------------------------
        (Former name or former address, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.

         On June 9, 1999, Network Event Theater, Inc. (the "Registrant") acquired Trent Graphics, Inc. ("Trent") pursuant to a Merger Agreement (the "Merger Agreement") dated June 9, 1999 among the Registrant, Trent, Trent Acquisition Co. Inc., a wholly-owned subsidiary of the Registrant ("Acquisition"), and Charles Sirolly, Thomas Sirolly, Daniel Sirolly and William Sirolly, the stockholders of Trent (the "Stockholders"). Trent sells posters and other products at sales events at junior and four-year college campuses and high schools, through retailers and over the internet and other mediums and sells and custom frames wall posters. The acquisition was accomplished by the merger (the "Merger") of Trent into Acquisition, which then changed its name to Trent Graphics, Inc. The purchase price for Trent was $3.5 million in cash and $3.5 million in shares of Registrant's common stock. In addition, if Trent's EBITDA (as defined in the Merger Agreement) for the two years ending June 30, 2001 exceeds certain targets, Registrant will pay to the Stockholders up to an additional $600,000 in cash and issue to the Stockholders up to an additional $600,000 in shares of Registrant's common stock.

         Simultaneously with the Merger, Trent entered into four-year employment agreements with each of the Stockholders.

         See the Merger Agreement attached as exhibit 7(c)(1) for more information concerning the Merger.

         On June 10, 1999, the Registrant acquired substantially all of the assets of HelloXpress USA, Inc. ("Hello"), pursuant to an Asset Purchase Agreement (the "Asset Agreement") dated June 10, 1999 among Registrant, its wholly owned subsidiary Pik:Nik Media, Inc., Hello and Dalia Smith and Ron Smith, the stockholders of Hello (the "Hello Stockholders"). Hello produces, markets and distributes postcards containing advertisements in Washington, Baltimore, Boston, Philadelphia and Atlanta. The purchase price for the assets of Hello and a non-competition agreement from the Hello Stockholders was $300,000 in cash and $250,000 in shares of Registrant's common stock. In addition, if Local Sales (as defined in the Asset Agreement) from July 1, 1999 through June 30, 2000 exceed certain targets, Registrant will pay up to an additional $45,000 in cash and issue up to an additional $200,000 in shares of Registrant's common stock.

         Simultaneously with the closing, Pik:Nik Media, Inc. entered into a one-year employment agreement with Dalia Smith.

         See the Asset Agreement attached as exhibit 7(c)(2) for more information concerning the acquisition of assets from Hello.

Item 7.   Financial Statements, Proforma Financial Information and Exhibits.

         (a) Audited financial statements of Trent Graphics Inc. for the years ended December 31, 1997 and 1998.

         (b) Pro forma financial information relating to the purchase of Trent Graphics, Inc. was not available at the time of filing of this Current Report on Form 8-K. Pro forma information will be filed as soon as practicable.

         (c)      (2.1)    Merger Agreement dated June 9, 1999 among Registrant,
                           Trent Acquisition Co., Inc., Trent Graphics, Inc. and
                           Charles Sirolly, Thomas Sirolly, Daniel Sirolly and
                           William Sirolly.

                  (2.2) Asset Purchase Agreement dated June 10, 1999 among Registrant, Pik:Nik Media, Inc., HelloXpress USA, Inc., and Dalia Smith and Ron Smith.

                  (23) Consent of Stone, Trembly-Deibler & Associates, Inc., independent accountants of Trent Graphics, Inc.

STONE, TREMBLY-DEIBLER & ASSOCIATES, INC.
Certified Public Accountants
529 Sarah Street o Stroudsburg, PA 18360 o (570) 421-5606 o (570) 421-5738 fax




To the Board of Directors
Trent Graphics, Inc.
140 N. 2nd Street, Suite 104
Stroudsburg, PA 18360



                          Independent Auditor's Report


We have audited the accompanying balance sheets of Trent Graphics, Inc., as of December 3 1, 1998 and 1997, and the related statements of income, retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trent Graphics, Inc., as of December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

Stone, Trembly-Deibler and Associates, Inc

March 25, 1999

                              TRENT GRAPHICS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997





                                                                      1998                           1997
                                                                      ----                           ----
ASSETS

CURRENT ASSETS
  Cash                                                             $  449,972                   $  240,319
  Accounts receivable - net                                            12,030                        8,823
  Inventory                                                           405,352                      256,834
  Prepaid expenses & deposits                                          31,823                       18,277
                                                                   ----------                   ----------
      Total Current Assests                                        $  899,177                   $  524,253
                                                                   ----------                   ----------


PROPERTY, PLANT & EQUIPMENT
      Machinery and equipment                                      $  366,569                   $  280,555
      Leasehold improvements                                           37,119                       37,119
                                                                   ----------                   ----------
                                                                   $  403,688                   $  317,674
      Less: accumulated depreciation                                  214,915                      190,645
                                                                   ----------                   ----------
         Property, Plant & Equipment - Net                            188,773                      127,029
                                                                   ----------                   ----------

      TOTAL ASSETS                                                 $1,087,950                   $  651,282
                                                                   ==========                   ==========




See accompanying notes and accountants' report.

                              TRENT GRAPHICS, INC.
                                 BALANCE SHEETS
                           DECEMBER 31, 1998 AND 1997



                                                                        1998                           1997
                                                                        ----                           ----
LIABILITIES

CURRENT LIABILITIES
    Current portion of long-term debt                                $   38,946                    $    4,215
    Accounts payable                                                    106,667                       131,712
    Accrued taxes                                                        61,042                        43,677
    Accrued wages                                                        16,983                        37,486
                                                                     ----------                    ----------
        Total Current Liabilities                                    $  223,638                    $  217,090
                                                                     ----------                    ----------

LONG TERM DEBT, less current portion                                 $  133,972                    $    6,298
                                                                     ----------                    ----------

TOTAL LIABILITIES                                                    $  357,610                    $  223,388
                                                                     ----------                    ----------

STOCKHOLDERS' EQUITY
        Capital stock                                                $    3,250                    $    3,250
        Retained earnings                                               727,090                       424,644
                                                                     ----------                    ----------
              Total Stockholders' Equity                             $  730,340                    $  427,894
                                                                     ----------                    ----------

TOTAL LIABILITIES AND EQUITY                                         $1,087,950                    $  651,282
                                                                     ==========                    ==========





See accompanying notes and accountants' report.

                              TRENT GRAPHICS, INC.
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                                                 1998                     1997
                                                                                 ----                     ----
SALES                                                                     $ 6,395,849                   $ 5,462,484
-----                                                                     -----------                   -----------


COST OF GOODS SOLD
       Beginning inventory                                                $   256,834                   $   300,617
       Purchases                                                            1,862,483                     1,547,689
       Wages                                                                   59,318                        64,847
       Subcontracting                                                          15,328                           453
                                                                          -----------                   -----------
                                                                          $ 2,193,963                   $1, 913,606
       Less: ending inventory                                                 405,352                       256,834
                                                                          -----------                   -----------
                     Total Cost of Goods Sold                             $ 1,788,611                   $ 1,656,772
                                                                          -----------                   -----------

GROSS PROFIT                                                              $ 4,607,238                   $ 3,805,712

TOTAL EXPENSES                                                            $ 4,138,802                   $ 3,672,361
                                                                          -----------                   -----------

NET INCOME                                                                $   468,436                   $   133,351

RETAINED EARNINGS - BEGINNING OF YEAR                                     $   424,644                   $   329,293

DISTRIBUTIONS                                                                (165,990)                      (38,000)
                                                                          -----------                   -----------

RETAINED EARNINGS - END OF YEAR                                           $   727,090                   $   424,644
                                                                          ===========                   ===========








See accompanying notes and accountants' report

                              TRENT GRAPHICS, INC.
                            STATEMENTS OF CASH FLOWS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997




                                                                                    1998                      1997
                                                                                    ----                      ----
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                       $ 468,436                 $ 133,351
   Adjustments to reconcile net cash provided by
   operating activities:
       Depreciation & amortization                                                  51,180                    39,199
       Bad debts                                                                                               7,347
    Change in assets and liabilities
      (Increase) decrease in:
        Accounts receivable                                                         (3,207)                   (7,068)
        Inventory                                                                 (148,518)                   43,783
        Prepaids & deposits                                                        (13,546)                   (3,067)
      Increase (decrease) in:
        Accounts payable                                                           (25,045)                   32,119
        Accrued taxes                                                               17,365                     3,593
        Accrued wages                                                              (20,503)                    5,220
                                                                                 ---------                 ---------

              Net Cash Provided By Operating Activities                          $ 326,162                 $ 254,477
                                                                                 ---------                 ---------

CASH FLOWS FROM INVESTING ACTIVITIES
   Capital expenditures`                                                         $(112,924)                $ (15,419)
                                                                                 ---------                 ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Long term financing                                                           $ 172,100
    Payment on debt                                                                 (9,695)                $  (3,575)
    Stockholder distributions                                                     (165,990)                  (38,000)
                                                                                 ---------                 ---------

         Net Cash Used By Financing Activities                                   $  (3,585)                $ (41,575)
                                                                                 ---------                 ---------


(continued)



See accompanying notes and accountants' report

                              TRENT GRAPHICS, INC.
                      STATEMENTS OF CASH FLOWS (CONTINUED)
                  FOR THE YEARS ENDED DECEMBER 31,1998 AND 1997




                                           1998                  1997
                                           ----                  ----

NET INCREASE IN CASH                    $209,653              $197,483
CASH - BEGINNING OF YEAR                 240,319                42,836
                                        --------              --------
CASH - END OF YEAR                      $449,972              $240,319
                                        ========              ========

SUPPLEMENTAL DISCLOSURE
Interest paid in cash                   $ 24,313              $ 22,947
                                        ========              ========











See accompanying notes and accountants' report

                              TRENT GRAPHICS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1998



SUMMARY OF SIGNIFICANT ACCOUNT POLICIES

NATURE OF BUSINESS
Since 1974, Trent Graphics has been a wholesaler and retailer of prints and posters. Prints are sold both unframed and framed (by-in-house framing). Their major customers are college students and college book stores throughout the United States. The company also operates retail stores throughout the United States. The corporate headquarters and warehouse are located in Stroudsburg, PA.

DESCRIPTION OF ENTITY
On January 1, 1991, a change of entity was made from partnership to corporation. The operations are now in Trent Graphics, Inc., a Pennsylvania subchapter "S" corporation.

BASIS OF REPORTING
The books and records of the corporation are maintained on the accrual basis for financial reporting purposes.

ACCOUNTS RECEIVABLE
Accounts receivable are carried net of the allowance for doubtful accounts of $872 in 1998 and $872 in 1997.

DEPRECIATION & AMORTIZATION
Property, plant & equipment are. stated at cost of acquisition. Assets are depreciated using the straight-line method over their estimated useful lives for financial statement purposes and accelerated methods for income tax purposes.

INCOME TAXES
The corporation does not provide for income taxes. The corporation is taxed under subchapter "S" laws for federal and state purposes. All items flow through to the stockholders' individual income tax returns.

INVENTORIES
Inventories are stated at the lower of cost or market. Physical inventories are taken on a bi- annual basis.

                              TRENT GRAPHICS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998



                                                                   1998                    1997
                                                                   ----                    ----
NOTE 1: NOTE PAYABLE - LINE OF CREDIT

            The company has two established lines
            of credit with PNC Bank. Both lines
            have an interest rate of the bank's
            base plus 1.0%, secured by inventory
            (current rate: 8.75%).                              $    600,000             $   600,000

Less: current advances                                          ------------             -----------


Available                                                       $    600,000             $   600,000
                                                                ============             ===========

NOTE 2: LONG TERM DEBT

            Installment loan payable to PNC Bank
            in monthly payments of $423, including
            interest for 60 months at a rate of
            9.78%, secured by automotive
            equipment.                                          $      6,298             $    10,513

            Installment loan payable to GMAC in
            monthly payments of $408, including
            interest for 60 months at a rate of
            3.5%, secured by automotive
            equipment.                                                16,620

            Equipment loan payable to PNC Bank in
            monthly installments of $2,500, plus
            interest for 60 months at a prime rate
            of 7.75%, secured by inventory and
            equipment.                                               150,000
                                                                ------------             -----------
                                                                $    172,918                  10,513

Less: current installments                                            38,946                   4,215
                                                                ------------             -----------
                                                                $    133,972            $      6,298
                                                                ============             ===========

                              TRENT GRAPHICS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998


NOTE 2: LONG-TERM DEBT (CONTINUED)

        Following are the maturities of long-term debt for each of the next five years:


                                   Year Ending December 31,
                                             1999                               $          38,946
                                             2000                                          36,123
                                             2001                                          34,648
                                             2002                                          33,201
                                             2003                                          30,000
                                                                               -------------------
                                                                                 $        172,918
                                                                               ===================


                                                                        1998             1997
                                                                        ----             ----
NOTE 3: CAPITAL STOCK
        Trent  Graphics,  Inc.,  common stock,
        par  value  $1 per  share;  authorized
        10,000 shares; issued and outstanding,
        3,250 shares.                                               $    3,250       $   3,250
                                                                    ==========       =========

NOTE 4: LEASE COMMITMENTS
        The Company leases office equipment and a retail store relative to its operations. The following is a schedule, by years, of future minimum rental payments required under noncancellable operating leases that have initial lease terms in excess of one year as of December 31, 1998:


                                   Year Ending December 31,
                                             1999                                $        100,183
                                             2000                                          99,300
                                             2001                                           3,400
                                                                               -------------------
                                                                                 $        202,883
                                                                               ===================

        Rent expense charged to operations for the years ended December 31, 1998 and 1997 under such noncancellable leases amounted to $83,767 and $14,100, respectively.

NOTE 5: CONCENTRATION OF CREDIT RISK
        The Company maintains its bank accounts at high credit quality financial institutions. The cash balances of each are insured up to $ 100,000 by the Federal Deposit Insurance Corporation. The cash balances at times may exceed federally insured limits.

                              TRENT GRAPHICS, INC.
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 1998

NOTE 6: USE OF ESTIMATES
        The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

NOTE 7: ESTIMATED FAIR VALUF, OF FINANCIAL INSTRUMENTS
        The Company's cash, accounts receivable, accounts payable and accrued expenses as reported approximate fair value because of the short maturity of these instruments. The long-term debt as stated also approximates fair value because of the contractual agreement to liquidate the indebtedness at the stated amount.


NOTE 8: EXPENSES                                          1998                 1997
        --------                                          ----                 ----
        Officers' salaries                        $      338,580          $    313,650
        Salaries & wages                               1,311,949             1,091,721
        Rent                                           1,064,269               890,841
        Taxes                                            207,252               185,342
        Sales & warehouse supplies                        58,259                73,396
        Advertising                                       84,352                85,474
        Automotive expense                               311,723               307,354
        Travel expense                                   304,450               307,484
        Utilities                                         35,560                26,681
        Insurance                                         56,814                59,079
        Office expense                                    32,741                33,762
        Telephone                                         47,743                37,706
        Delivery costs                                   103,452                83,527
        Equipment upkeep                                  14,299                 8,675
        Leasehold maintenance                              7,707                12,444
        Bank charges                                      48,645                40,423
        Professional fees                                 19,373                 5,867
        Employee benefits                                 14,930                39,442
        Interest                                          24,313                22,947
        Bad debts                                          1,211                 7,347
        Depreciation & amortization                       51,180                39,199
                                                  --------------          -------------
          Total Expenses                          $    4,138,802          $  3,672,361
                                                  ==============          =============

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  NETWORK EVENT THEATER, INC.


                                                  By: /s/ Harlan Peltz
                                                      -------------------------
                                                      Chairman of the Board and
                                                      Chief Executive Officer

Dated June 24, 1999